P800- Assignment of lease by tenant, with assumption, plain english format [illegible]

                                                          199 by Julius Blumberg
                                                                       Publisher


                       ASSIGNMENT AND ASSUMPTION OF LEASE

          The parties agree as follows:

Date:     September        1996
Parties:  Assignor:        Prime Contracting Design Corp.
          Address:         1850 McDonald Avenue, Brooklyn, New York

          Assignee:        New York Health Care Inc.

          If there are more than one Assignor o Assignee, the words "Assignor' and "Assignee" shall include them.

Lease:    The Lease which is assigned herein is identified as follows:
          Landlord:        Bellox Realty Corp.
          Tenant:          Prime Contracting Design Corp.
          Date:            March 31,        1995,
          Premises:        1850 McDonald Avenue; Brooklyn, New York

          By execution below Landlord agrees as follows:

          1)  Consents to the assignment set forth herein;

          2) Acknowledges that all rent and additional rent due under the Lease has been paid through and including October 30, 1996;

          3) The current security being held by landlord under the Lease is $10,000.00; and is to be returned only to New York Health Care Inc. upon fulfillment of assignees obligations at termination of lease and

          4) Upon the effective date of this assignment, Landlord will look to assignee for the fulfillment of the obligations under the Lease and assignor shall have no further obligations under the Lease as of the date hereof.

Consideration:
             Assignor has received Ten Dollars ($10.00) dollars and other good and valuable consideration for this Assignment.

Assignment:  Assignor assigns to the Assignee all the Assignor's right, title and interest in a) the Lease and b) the security deposit, if any, stated in the Lease.

Assumption:  Assignee agrees to pay the rent promptly and perform all of the terms of the Lease as of the date of this Assignment. Assignee assumes full responsibility for the Lease as if Assignee signed the Lease originally as Tenant.

Indemnity:   Assignee agrees to indemnify and hold harmless from any legal actions, damages and expenses, including  legal fees that
             the Assignor may incur arising out of the Lease.
Benefit to
Landlord:    Assignee agrees that the obligations assumed shall benefit the landlord named in the Lease as well as the Assignor.

Assignor's
statement:   Assignee states that Assignor has the right to assign this
             Lease and that the premises are free and clear of any judgments, executions, liens, taxes and assessments.

Assignee's
statement:   Assignee states that Assignee has read the Lease and has
             received the original or an exact copy of the Lease.

             Assignee agrees to the Modification of Lease as annexed hereto in Exhibit "A" annexed hereto and made a part hereof.

             Assignor, to the best of its knowledge, is not in default of its obligations under the Lease.

Successors:  This assignment is binding on all parties who lawfully succeed to the rights or take the place of the Assignor or Assignee.

             *5) As of the date hereof Assignor has fulfilled all of its obligations under the Lease.

Margin
headings:    The margin headings are for convenience only.

Signatures:  The Assignor and Assignee have signed this Assignment as of the date at the top of the first page.

             AGREED TO AND ACCEPTED BY:      ASSIGNOR: Prime Contracting Design
             Bellox Realty Corp.                       By: /s/
                                                       Vice-President
             By: /s/, V.P.
                        Landlord             ASSIGNEE: New York Health Care Inc.
                                             By:
             Bellox Realty Corp.

STATE OF
COUNTY OF


On the             day of           19 ,    before me
personally came


to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that executed the same


STATE OF
COUNTY OF


On the             day of           19 ,    before me
personally came
to me known, who, being duly sworn, did depose and say that he resides at No.

That   he is the
of
                                    , the corporation described
in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

STATE OF
COUNTY OF


On the             day of           19 ,    before me
personally came


to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that executed the same


STATE OF
COUNTY OF


On the             day of           19 ,    before me
personally came
to me know, who, being duly sworn, did depose and say that he resides at No.

That   he is the
of
                                    , the corporation described
in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.







PRIME CONTRACTING DESIGN
CORP.,

                                    Assignor


NEW YORK HEALTH CARE INC.,


                                    Assignee


---------------------------------------------------

ASSIGNMENT OF LEASE
with Assumption
---------------------------------------------------


[illegible] September, 1996

                              Exhibit to Assignment of Lease from
                              Prime Contracting Design Corp. to
                              New York Health Care, Inc. for the
                              Premises located at 1850 McDonald
                              Avenue, Brooklyn, New York

          1. As a condition to Landlord's consent to this Assignment Assignee agrees to modify the Lease to include the following paragraph:

               "In the event Tenant makes payment of the rent due hereunder later than the 15th day of the month in which said payment is due more than once in a calendar year then Tenant shall pay a late fee in the amount of $500.00 to Landlord for each late payment made beyond said 15 day grace period for said calendar year.

               In the event the late penalty under this paragraph has not been imposed upon Tenant during the initial term of this Lease, then this provision shall not be applicable to the option period provided herein.

STANDARD FORM OF STORE LEASE The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this day of May 1995, between Prime Contracting Design Corp. party of the first part, hereinafter, referred to as LANDLORD, and Nutriplus Corp., party of the second part, hereinafter referred to as TENANT,
Witnesseth: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord

Front portion of building in the building known as 1850 McDonald Avenue in the Borough of Brooklyn, City of New York, for the term of June 1, 1995 through March 30, 2000 (or until such term shall sooner cease and expire as hereinafter provided) to commence on the ____ day ___________ of nineteen hundred and ____, and to end on both dates inclusive, at an annual rental rate of [see rider]

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to Tenant add the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to Landlord as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy      2. Tenant shall use and occupy  demised  premises for  warehouse, showroom and office space.

and for no other purpose. Tenant shall at all times conduct its business in a high grade and reputable manner and shall keep show windows and signs in a neat and clean condition.

Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Landlord. All fixtures and all paneling, partitions, railing and like installation, installed in the premises at any time, either by Tenant or by Landlord in Tenant's behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Landlord's right thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may be removed from the premises by Landlord at Tenant's expense. Tenant shall, before making any alterations, additions, installation or improvements, at its expense, obtain all permits, approvals, and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Landlord may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done, for or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within ten days thereafter, at Tenant's expense, by filing the bond required by law.

Repairs: 4. Landlord shall maintain and repair the public portions of the building, both exterior and interior, except that if Landlord allows Tenant to erect on the outside of the building a sign or signs, or a hoist, lift or sidewalk elevator for the exclusive use of Tenant, Tenant shall maintain such exterior installations in good appearance and shall cause the same to be operated in a good and workmanlike manner and shall make all repairs thereto necessary to keep same in good order and condition, at Tenant's own cost and expense, and shall cause the same to be covered by the insurance provided for hereafter in Article 8. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein and at its sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damage or injury to the demised premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, its servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Landlord reasonably exercised. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If tenant fails after ten days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Landlord, Tenant shall give Landlord prompt notice of any defective conditions in any plumbing, heating system or electrical lines located in, servicing or passing through the demised premises and following such notice, Landlord shall remedy the condition with due diligence but at the expense of Tenant if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for the diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with are dealt with in article 9 hereof.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board of body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Load: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters of any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building if arising out of Tenant's use or manner or use of the premises or the building (including the use permitted under the lease). Except as provided in Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto.
Tenant may, after securing Landlord to Landlord's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorneys' fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the demised premises or any part thereof to be condemned or vacated, Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Landlord to any liability or responsibility to any person or for property damage, nor shall Tenant keep anything in the demised premises except as now, or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for the portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of which failure by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties a schedule or "make-up" of rate for the building or demised premised issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designated to carry and which is allowed by law. Landlord reserves the right to prescribed the weight and position of all safes, business machine and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessee or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.

Tenant's Liability Insurance,  Property Loss, Damage,  Indemnity: 8:
Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees to the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any negligence of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. Tenant agrees, at Tenant's sold cost and expense, to maintain general public liability insurance in standard form in favor of Landlord and Tenant against claims for bodily injury or death or property damage occurring in or upon the demised premises, effective from the date Tenant enters into possession and during the term of this lease. Such insurance shall be in an amount and with carriers acceptable to the Landlord. Such policy or policies shall be delivered to the Landlord. On Tenant's default in obtaining or delivering any such policy or policies or failure to pay the charges therefor, Landlord may secure or pay the charges for any such policy or policies and charge the Tenant as additional rent therefor. If at any time any windows of the demised premises are temporarily closed, darkened, or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Landlord may designate. Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against landlord by reason of any such claim, Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Landlord in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any of such events, Landlord may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payment of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control. After any such casualty, Tenant shall cooperate with Landlord's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Landlord that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of
Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

Assignment,  Mortgage,  Etc.: 11. Tenant, for itself,  its heirs,  distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Landlord's opinion, reasonably exercised, will overload such installation or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Landlord liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

13. Landlord or Landlord's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Landlord may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein. Landlord may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Landlord shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or re-decorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Landlord shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area:

14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Landlord's work, if any. In any event, Landlord makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.

Bankruptcy:

16. (a) If at the date fixed as the commencement of the term of this lease or if at any time during the term hereby demised there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within 60 days thereof, tenant fails to secure a dismissal thereof, or if Tenant, make an assignment for the benefit of creditors or petition for or enter into an arrangement, this lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be canceled and terminated by written notice to the Tenant (but if any of such events occur prior to the commencement date, this lease shall be ipso facto canceled and terminated) and whether such cancellation and termination occur prior to or during the term, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of any order of any court, shall be entitled to possession or to remain in possession of the premises demised but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and remedies, Landlord has by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages, any rent, security deposit or moneys received by him from Tenant or others in behalf of Tenant. If this Lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease. (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from tenant as and for liquidated damages an amount equal to he difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four per cent (4%) per annum. If such premises or any part thereof be re-let by the Landlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be to fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default

17. (1) if Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if the demised premses are damaged by reason of negligence or carelessness of Tenant, its agents, employees or invitees; or if any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Landlord and Tenants; or if Tenant shall fail to move into or take possession of the premises within fifteen
(15) days after the commencement of the term of this lease, of which fact Landlord shall be the sole judge; then, in any one or more of such events, upon Landlord serving a written five (5) day notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or of the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided.

     2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any such events Landlord may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Landlord may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Landlord and
Waiver of Redemption:

18. In case of any such default, re-entry, expiration and/or disposses by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, or for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Landlord to re-let the premises. or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting , such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in putting the demised premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for, Mention in this lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

20. No Representations by Landlord: Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

21. End of Term: Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

22, Quiet Enjoyment: Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

23. Failure to Give Possession: If Landlord is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

24. No Waiver: The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operation as a termination of the lease or a surrender of the premises.

25. Waiver on Trial by Jury: It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

26. Inability to Perform: This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

27. Bills and Notices: Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally, or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address first hereinabove given or at such other address as Landlord shall designate by written notice.

28. Water Charges: If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Landlord to be the sole judge) Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Landlord may pay such charges and collect the same from Tenant. Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill rendered by Landlord shall be payable by Tenant as additional rent. If the building or the demised premises or any part thereof be supplied with water through a meter through which water is also supplied to other premises. Tenant shall pay to Landlord as additional rent, on the first day of each month,___% ($ ) of the total meter charges, as Tenant's portion. Independently of and in addition to any of the remedies reserved to Landlord hereinabove or elsewhere in this lease, Landlord may sue for and collect any monies to be paid by Tenant or paid by Landlord for any of the reasons or purposes hereinabove set forth.

29. Sprinklers: Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government require or recommend the installation or a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reasons, or if any such sprinkler system installations, changes, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to
Landlord as additional rent the sum of $        , on the first day of each month
during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

30. Heat, cleaning: As long as Tenant is not in the default under any of the covenants of this lease Landlord shall, if and insofar as existing facilities permit furnish heat to the demised premises, when and as required by law, on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall at Tenant's expense, keep demised premises clean and in order, to the satisfaction of Landlord, and if demised premises are situated on the street floor, Tenant shall, at Tenant's own expense make all repairs and replacements to the sidewalks and curbs adjacent thereto, made necessary by Tenant's use or occupancy of the demised premises, or negligence, and keep said sidewalks and curbs free from snow, ice, dirt and rubbish. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Landlord to Tenant at such times as Landlord may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Landlord. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Landlord, are necessary for the proper operation of the building. Landlord reserves the right to stop the service of the steam, sprinkler system, plumbing and electric systems when necessary, by reason of accident, or of repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until such repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply steam, elevator, sprinkler, plumbing and electric service, when prevented from so doing by strikes or accidents or by any cause beyond Landlord's reasonable control, or by orders or regulations of any Federal, State or Municipal Authority or failure of coal, oil or other suitable fuel supply, or inability by the exercise of reasonable diligence to obtain coal, oil or other suitable fuel.

31. Security. Tenant has deposited with Landlord the sum of $____ as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

32. Captions. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

33. Definitions: The term "Landlord" as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) or which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 30 hereof); Sundays and all days observed by the State of federal Government as legal holidays and those designated as holidays by the applicable building service union employees contract or by the applicable Operating Engineers contract with respect to HVAC service.

34. Adjacent Excavation - Shoring: If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

35. Rules and Regulations: Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Landlord within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants employees, agents, visitors or licensees.

36. Glass: Landlord shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Landlord may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Landlord. Bills for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

37. Successors and Assigns: The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

ACKNOWLEDGMENTS

CORPORATE LANDLORD
STATE OF NEW YORK,       ss.:
County of

     On this             day of          , 19 ,                        before me
personally came                                                                ,
to me known, who being by me duly  sworn,  did  depose  and say that he resides
in                                                                             ;
that he is the                          of
the corporation described in and which executed the foregoing instrument, as LANDLORD; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                        ----------------------------------------

INDIVIDUAL LANDLORD
STATE OF NEW YORK,       ss.:
County of

     On this             day of            , 19 ,                      before me
personally  came                                                               ,

to me known and known to me to be the individual described in and who, as LANDLORD, executed the foregoing instrument and acknowledged to me that he executed the same.

                                        ----------------------------------------

CORPORATE TENANT
STATE OF NEW YORK,      ss.:
County of

     On this             day of          , 19 ,                        before me
personally came                                                                ,
to me known, who being by me duly sworn, did depose and say that he resides
in                                                                             ;
that he is the                          of

the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                        ----------------------------------------

INDIVIDUAL TENANT
STATE OF NEW YORK,       ss.:
County of

     On this             day of         , 19 ,                         before me
personally came                                                                ,
to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

                                        ----------------------------------------

IMPORTANT -- PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 35.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the building, either by any tenant or by jobbers, or others in the delivery or receipt of merchandise, any hand trucks except those equipped by rubber tires and safeguards. If said premises are situate on the ground floor of the building Tenant thereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, etc.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it,

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Landlord.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Landlord, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenant's violating this rule. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, impairs the reputation or desirability of the building of which the demised premises are a part. Signs on interior doors and directory tablet shall be inscribed, painted or affixed for each Tenant by landlord at the expense of such Tenant and shall be of a size, color and style acceptable to Landlord.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to the Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Landlord the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

     9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by the Landlord, and at hours and under regulations fixed by Landlord. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall co-operate to prevent the same.

     10. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     11. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or eminate from the demised premises.


Premises

To

STANDARD FORM OF

STORE
LEASE

The Real Estate Board of New York, Inc.
Copyright 1973. All Rights Reserved.
Reproduction in whole or in part prohibited.

Dated             19   ,

Rent per Year


Term
From
To

Drawn by________________________________Checked by______________________________


Entered by_______________________________Approved by____________________________

STANDARD FORM OF STORE LEASE The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 31st day of March 1995, between Bellox Realty Corp., c/o Michael Stein, 60 Neptune Ave., Woodmere, NY 11598, party of the first part, hereinafter, referred to as Owner, and PRIME CONTRACTING DESIGN CORP., 209 88th Street, Far Rockaway, NY 11693, party of the second part, hereinafter referred to as TENANT, Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner

Entire building and lot in the building known as 1850 McDonald Avenue in the Borough of Brooklyn, City of New York, for the term of Five (5) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day April of nineteen hundred and ninety-five, and to end on the 31st day of March Two Thousand, both dates inclusive, at an annual rental rate of (see attached Rent Schedule).

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first ____ monthly installment(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy      2. Tenant shall use and occupy demised premises for warehouse and office space.

and for no other purpose. Tenant shall at all times conduct its business in a high grade and reputable manner shall not violate Article 37 hereof, and shall keep show windows and signs in a neat and clean condition.

Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installation or improvements, at its expense, obtain all permits, approvals, and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done, for or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within ten days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railing and like installation, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may be removed from the premises by Owner at Tenant's expense.

Repairs: 4. Owner shall maintain and repair the public portions of the building, both exterior and interior, except that if Owner allows Tenant to erect on the outside of the building a sign or signs, or a hoist, lift or sidewalk elevator for the exclusive use of Tenant, Tenant shall maintain such exterior installations in good appearance and shall cause the same to be operated in a good and workmanlike manner and shall make all repairs thereto necessary to keep same in good order and condition, at Tenant's own cost and expense, and shall cause the same to be covered by the insurance provided for hereafter in Article
8. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein and at its sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. If the demised premises be or become infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Owner. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for the diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. Notwithstanding the foregoing, all damage or injury to the demised premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, its servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Owner reasonably exercised. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If tenant fails after ten days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by Owner at the expense of Tenant and the expenses thereof incurred by Owner shall be collectible as additional rent after rendition of a bill or statement therefor. Tenant shall give Owner prompt notice of any defective conditions in any plumbing, heating system or electrical lines located in, servicing or passing through the demised premises and following such notice, Owner shall remedy the condition with due diligence but at the expense of Tenant if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. The provisions of this article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with are dealt with in article 9 hereof.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board of body having or asserting jurisdiction.

Requirements of Law, Fire Insurance: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times comply with all present and future thereafter, comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or the Insurance Service's office or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building if arising out of Tenant's use or manner or use of the premises or the building (including the use permitted under the lease). Except as provided in Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article. If the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for the portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of which failure by Tenant, to comply with the terms of this article. In any action or proceeding wherein Owner and Tenant are parties a schedule or "make-up" of rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessee or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Tenant's Liability Insurance, Property Loss, Damage, Indemnity: 8: Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees to the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. Tenant agrees, at Tenant's sole cost and expense, to maintain general public liability insurance in standard form in favor of Owner and Tenant against claims for bodily injury or death or property damage occurring in or upon the demised premises, effective from the date Tenant enters into possession and during the term of this lease. Such insurance shall be in an amount and with carriers acceptable to the Owner. Such policy or policies shall be delivered to the Owner. On Tenant's default in obtaining or delivering any such policy or policies or failure to pay the charges therefor, Owner may secure or pay the charges for any such policy or policies and charge the Tenant as additional rent therefor. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent , until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent, as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payment of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and
(c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owners' obligation to restore under sub-paragraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to sub-paragraphs (b),
(d) and (e) above against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same.
(f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independant claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment,  Mortgage,  Etc.: 11. Tenant, for itself,  its heirs,  distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate tenant or the majority partnership interest of a partnership tenant shall be deemed an assignment f this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installation or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, provided they are concealed within the walls, floors or ceiling, wherever practicable. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or re-decorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area:

14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:

15. Tenant will not at any time use or occupy the demised premises in violation of Articles 2 or 37 hereof, or of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.

Bankruptcy:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (l) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as debtor; or (2) the making by tenant of an assignment or any other arrangement for the benefit of creditor's under the state statute. Neither Tenant nor any person claiming through or under tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises, if this Lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease. (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four per cent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be to fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default

17. (1) if Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other that the Tenant; or if this lease be rejected under Section 365 of Title H of the U.S. Code (Bankruptcy
Code); or if Tenant shall fail to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen
(15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or ommission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) days period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, Then Owner shall serve a Five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days, this lease and the term, shall end and expire as fully and complete as if the expiration of such five (5) day period were the day therein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner, but Tenant shall remain liable as hereinafter provided.

     2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

Remedies of Owner and
Waiver of Redemption:

18. In case of any such default, re-entry, expiration and/or disposses by summary proceedings or otherwise, (a) the rent and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration. (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, or for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting , such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

20. No Representations by Owner: Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

21. End of Term: Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

22, Quiet Enjoyment: Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

23. Failure to Give Possession: If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

24. No Waiver: The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operation as a termination of the lease or a surrender of the premises.

25. Waiver on Trial by Jury: It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

26. Inability to Perform: This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of which have been or are affected, either directly or indirectly, by war or other emergency, or when, in the judgement of Owner, temporary interuptions of such services is necessary by reason of accident, mechanical breakdown, or to make repair, alterations or improvements.

27. Bills and Notices: Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally, or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

28. Water Charges: If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered. Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill rendered by Owner shall be payable by Tenant as additional rent. If the building or the demised premises or any part thereof be supplied with water through a meter through which water is also supplied to other premises, Tenant shall pay to Owner as additional rent, on the first day of each month,___% ($ ) of the total meter charges, as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

29. Sprinklers: Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the Insurance Service Office or any bureau, department or official of the federal, state or city government require or recommend the installation or a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reasons, or if any such sprinkler system installations, changes, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $ , on the first day of each month during the term of this lease, the contract price for sprinkler supervisory service.

30. Heat, cleaning: As long as Tenant is not in the default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such default. Tenant shall at Tenant's expense, keep demised premises clean and in order, to the satisfaction of Owner, and if demised premises are situated on the street floor, Tenant shall, at Tenant's own expense make all repairs and replacements to the sidewalks and curbs adjacent thereto, and keep said sidewalks and curbs free from snow, ice, dirt and rubbish. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such times as Owner may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building.

31. Security. Tenant has deposited with Owner the sum of $10,000.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. No interest shall be paid on the security deposit.

32. Captions. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

33. Definitions: The term "Owner" as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) or which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 30 hereof); Sundays and all days designated as holidays by the applicable building service union employees contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

34. Adjacent Excavation - Shoring: If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

35. Rules and Regulations: Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants employees, agents, visitors or licensees.

parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass: 36. Owner shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

Pornographic Uses Prohibited: 37. Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude, semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so called rubber goods shop, or as a sex club of any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal law ss 235.00.

Estoppel Certificate: 38. Tenant, at any time, and from time to time, upon at least 10 days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates which the rent and additional rent have been paid, and stating whether or not there exists any defaults by Owner under this lease, and, if so, specifying each such default.

Successors and Assigns: 39: The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness For Owner:


Witness For Tenant:


BELLOX REALTY CORP.


By
Michael Stein, President


PRIME CONTRACTING DESIGN CORP.

By
Ken Hart, Sec'y
                                 ACKNOWLEDGMENTS


CORPORATE OWNER
STATE OF NEW YORK,         ss.:
County of

    On this    day of                                                    , 19  ,
before me  personally came
to me, known, who being by me duly sworn, did depose and say that he resides in
that  he is the                     of
the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


INDIVIDUAL OWNER
STATE OF NEW YORK,         ss.:
County of
    On this    day of                                                    , 19  ,
before me  personally came
to be known and known to me to be the individual
described in and who, as OWNER, executed the foregoing instrument
and acknowledged to me that                                                   he
executed the same.


CORPORATE TENANT
STATE OF NEW YORK,         ss.:
County of

    On this    day of                                                    , 19  ,
before me  personally came
to me, known, who being by me duly sworn, did depose and say that he resides in
that  he is the                     of
the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

INDIVIDUAL TENANT STATE OF NEW YORK, SS:
County of
    On this    day of                                                    , 19  ,
before me  personally came
to be known and known to me to be the individual
described in and who, as TENANT, executed the foregoing instrument
and acknowledged to me that                                                   he
executed the same.

                                    GUARANTY


The undersigned Guarantor guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the agreements to be performed and observed by Tenant in the attached Lease, including the "Rules and Regulation" as therein provided, without requiring any notice to Guarantor of nonpayment, or nonperformance, or proof, or notice of demand, to hold the undersigned responsible under this guaranty, all of which the undersigned hereby expressly waives and expressly agrees that the legality of this agreement and the agreements of the Guarantor under this agreement shall not be ended, or changed by reason of the claims to Owner against Tenant of any of the rights or remedies given to Owner as agreed in the attached Lease. The Guarantor further agrees that this guaranty shall remain and continue in full force and effect as to any renewal, change or extension of the Lease. As a further inducement to Owner to make the Lease Owner and Guarantor agree that in any action or proceeding brought by either Owner or the Guarantor against the other on any matters concerning the Lease or of this guaranty that Owner and the undersigned shall and do waive trial by jury.

Dated:                                                           19


Guarantor


Witness


Guarantor's Residence


Business Address


Firm Name


STATE OF NEW YORK )
COUNTY OF                  )        SS:
County of
         On this day of       , 19 , before me personally  came to me known  and
known to me to be the individual described in, and who, as executed, executed the foregoing Guaranty and acknowledged to me that he executed the same.


Notary


                             IMPORTANT - PLEASE READ


                      RULES AND REGULATIONS ATTACHED TO AND
                               MADE A PART OF THIS
                      LEASE IN ACCORDANCE WITH ARTICLE 35.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any tenant or by jobbers, or others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and safeguards.

2. If the premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, etc.

3. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed.

4. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Signs on interior doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

8. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such person.

9. Owner shall have the right to prohibit any advertising by any Tenant which, in Owner's opinion, tends to impair the reputation of Owner or its desirability as a building for stores or offices, and upon written notice form Owner, Tenant shall refrain from or discontinue such advertising.

10. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

11. Tenant shall not place a load on any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant at Tenant's expense in setting sufficient in Owner's judgment to absorb and prevent vibration, noise and annoyance.

12. Refuse and Trash - Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 12, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such non-compliance, utilizing counsel reasonably satisfactory to Owner.


                          Address 1850 McDonald Avenue
                                  Brooklyn, NY

                         Premises entire building & lot


                               BELLOX REALTY CORP.

                                       TO

                         PRIME CONTRACTING DESIGN CORP.

                                STANDARD FORM OF

                                      STORE
                                      LEASE

                     The Real Estate Board of New York, Inc.
                       Copyright 1994. all rights Reserved.
                                       Reproduction   in   whole   or  in   part
prohibited.


Dated March 31, 1995

Rent Per Year

         See Rent Schedule

Rent Per Month

         See Rent Schedule

Term     Five years (5)
From     4/1/95
To       3/31/2000

Drawn by Peter J. Zahakos, Rsq.

Checked by

Approved by

                       ASSIGNMENT AND ASST1NPTION OF LEASE

     This Assignment is made as of this 8th day of October, 1996, by and between the Prime Contracting Design Corp., a New York corporation having an address at ________________________ (hereinafter referred to as "Assignor") and New York Health Care Inc., a New York Corporation having an address at 1667 Flatbush Avenue, Brooklyn, New York (hereinafter referred to as Assignee").

                              W I T N E S S E T H :

     WHEREAS, Bellox Realty Corp., as landlord ("Landlord") demised certain premises located at 1850 McDonald Avenue, Brooklyn, New York (the "Premises") to Assignor, as tenant, pursuant to a certain lease ("Lease"), dated as of March 31, 1995; and

     WHEREAS, Assignor desires to assign the Lease to Assignee and Assignee desires to acquire all of Assignor's rights and obligations under the Lease pursuant to the terms of this Assignment.

                                   AGREEMENT:

     NOW, THEREFORE, for Ten ($10.00) Dollars and other valuable consideration, receipt of which is mutually acknowledged by both parties, the parties hereto agree as follows:

     1. Assignor hereby transfers and assigns to Assignee all of Assignor's right, title and interest and obligations in and to and under the Lease effective as of the "Effective Date" (as hereunder defined in Section 2).

     2. The "Effective Date" of this Assignment shall mean the date which is November 8, 1996 and after the following events:

          (a) Assignor or Assignee procures Landlord's written consent to the Assignment of Lease in the form annexed hereto as Exhibit "A" (the
     "Assignment Form") without condition or payment of any fee however characterized;

          (b) The Premises are delivered vacant with the exception of the "Subleased Premises" as described in Exhibit "B" and subject to the "Sublease", set forth in Article 11 herein and free of all other tenancies or other rights of possession of any third parties except as set forth herein; and

          (c) Receipt pursuant to Article 8 by Assignor of all funds required to be paid by Assignee to Escrow Agent upon execution of this Agreement as herein described and receipt of all other documents to be executed by Assignee or its principals under this Agreement by Assignment.

     In the event the above conditions have not been met by

November 15, 1996 and Assignee does not agree to extend the November 15, 1996 date, then this Agreement shall become null and void.

     3. Assignee assumes as of the Effective Date all of Assignor's obligations under the Lease and Assignee agrees faithfully to perform and observe each and every term and condition of the Lease to be performed or observed by the tenant therein from and after the Effective Date.

     4. Assignee and Assignor hereby covenant and agree to defend, indemnify and hold each other harmless from and against any and all liability, damage, cost or expenses, including but not limited to reasonable attorneys fees and court costs or claim thereof with respect to Assignor's indemnity those arising out of Assignors use prior to the Effective Date and with respect to Assignee's indemnity Assignee's use and occupancy of the Premises occurring after the Effective Date of this Assignment or by reason of any misrepresentations by the other party or a violation of the terms, covenants or conditions of the Lease or this Assignment caused, suffered or permitted by said party, its agents, and its employees or invitees.

     5. This Assignment shall be binding on and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns.

     6. The obligations of all parties in connection with this Assignment are contingent upon the receipt of the Assignment Form executed by Landlord without condition or fee within ten (10) days from the date of execution by both parties of this Assignment. The Assignment Form shall be executed by Assignor and Assignee simultaneously with this Agreement and submitted to Landlord within five (5) days from the date hereof. In the event Landlord does not execute this Agreement within fifteen (15) days from the date hereof, Assignor may cancel this Assignment within ten (10) days' written notice to Assignee and each party shall have no obligations to the other party except that Assignor shall refund any funds paid by Assignee and it shall be deemed as if this Agreement had not been executed. Assignee shall be responsible for the payment of any fees imposed by the Landlord in order to obtain Landlord's consent to this Assignment. Upon receipt of the fully executed Assignment Form, said Form shall be Deposited with Escrow Agent pursuant to Article 8 hereof.

     7. In consideration for this Assignment and transfer of all rights to any improvements made by Assignor to the Demise Premises, Assignee agrees as follows:

          (a) To pay the sum of Seventy Five Thousand ($75,000.00)

Dollars to Assignor, to be held in Escrow pursuant to paragraph 8 of this Agreement, until the Effective Date; and

          (b) To pay the sum of Four Thousand Five Hundred ($4,500.00) Dollars representing the reimbursement of Assignor's security deposit of Ten Thousand ($10,000.00) Dollars under the Lease less a credit of Five Thousand Five Hundred ($5,500.00) Dollars given to Assignee representing the transfer of the security deposit held pursuant to the "Sublease" described in Article 11 herein, which sum shall be payable and held in Escrow pursuant to paragraph 8 of this Agreement.

     For purposes of this Agreement the funds  described in  subparagraph a) and
(b) of this Article 7 shall collectively be referred to as the "Funds".


     If for any reason the Funds delivered by Assignee fail to clear, then this Agreement shall become null and void.

     8. Upon execution of this Agreement the Funds and the Assignment Form executed by Landlord shall be deposited in escrow with Mishaan Dayon & Lieblich P.C. as "Escrow Agent" pursuant to the following terms:

          (a) Escrow Agent shall release the Funds less the sum of Ten Thousand ($10,000.00) Dollars to be held in accordance with subparagraph (c) of this Article to Assignor upon delivery of written notice from Assignor to Escrow Agent that it has vacated and surrendered the Premises in accordance with the terms of this Agreement no later than November 15, 1996 or later if Assignee agrees to accept the Premises and delivery of the keys to the Premises to Escrow Agent;

          (b) Upon the release of the Funds to Assignor in accordance with subparagraph (a) of this Article, Escrow Agent shall release to Assignee the Assignment Form executed by Landlord, and keys to the Premises; and

          (c) Escrow Agent shall continue to hold the sum of Ten Thousand ($10,000.00) Dollars (the "Remaining Funds") to secure that Assignor has delivered the Premises in its condition as it exists on the day of the execution of this Agreement, normal wear and tear excepted.

     Assignee shall have ten (10) days from the Effective Date to serve Escrow Agent with written notice (the "Objection Notice") of any claim for Assignor's failure to deliver the Premises in said condition. The Objection Notice shall set forth in detail the exact damage claimed by Assignee and the cost to repair said damages.

     Failure by Assignee to serve the Objection Notice within the time required herein, time being of the essence, shall be deemed a waiver by Assignee to object to any claim of damages and Escrow Agent shall be authorized by both parties to release the Remaining Funds.

     In the event of a dispute, each party agrees that the losing party shall indemnify the prevailing party of any and all reasonable costs and expenses, including but not limited to attorneys fees in connection with a legal action involving this Agreement.

     In the event of a bona fide dispute, Mishaan Dayon & Lieblich shall have the right at any time to deposit the Funds and Assignment Form with the clerk of a court in the county in which the Premises are located and shall give Notice of such deposit to all parties. Upon such deposit or other disbursement in accordance with the terms of this paragraph, Escrowee shall be relieved and discharged of all further obligations and responsibilities hereunder. Mishaan Dayon & Lieblich shall not incur any liability to any parties for any acts it takes or fails to take as relating to the Funds or Assignment Form except those acts that involve willful or grossly negligent conduct on the part of Mishaan Dayon & Lieblich. Notwithstanding anything to the contrary set forth herein, in the event that Mishaan Dayon & Lieblich receives written notice from either party that they are engaged in a bona fide dispute relating to the subject matter of this Agreement then Mishaan Dayon & Lieblich shall be entitled to retain the Funds and Assignment Form until such bona fide dispute is resolved or deposit such items with a court of competent jurisdiction.

     9. In addition to the items set forth in Article 7 as a material inducement for Assignor assigning the Lease, Assignee agrees to sublease the space described in Exhibit "B" annexed hereto to Assignor for the sum of One ($1.00) Dollar per annum until the Expiration Date of the Lease excluding any option period. Assignor shall not be obligated to make any other payments in connection with said sublet except the payment of its pro-rata share of utilities based on Assignor's actual usable square footage.

     30. Notwithstanding anything contained herein, Assignee acknowledges that Assignor makes no representation with respect to any of the subject matter of this Agreement including but not limited to the Lease, improvements or Premises and Assignee accepts same after due diligence in their "As Is" condition.

     11. Assignee acknowledges that Assignor has advised Assignee that the Premises are subject to a sublease between Assignor and Nutriplus Corp. dated May 1995 (the "Sublease") and Assignee assumes and accepts all of the terms of the Sublease. Assignee acknowledges delivery of the sum of Five Thousand Five Hundred ($5,500.00) Dollars in the form of a credit of $5,500.00 given by Assignor to Assignee against the sums due by Assignee herein which credit shall represent the transfer of Sublease security deposit by Assignor to Assignee. Assignee shall indemnify and hold harmless Assignor from any claims by the Subtenant for the security deposit.

     12. Assignee acknowledges that it has dealt with no brokers in connection with this Assignment other than Steve Blackburn of Premiere Properties, and Assignee agrees to be responsible for any commissions due to said broker or any other brokers it has dealt with. Assignee shall indemnify and hold harmless Assignor for a breach or misrepresentation of this Article.

     13. All of the  provisions  of this  Agreement  shall survive the Effective
Date.

     14. The parties agree that in the event Assignor delivers the Premises after November 1, 1996 that Assignor shall be responsible for any rent or additional rent due under the Lease prior to the Effective Date. In addition should the Effective Date occur after November 15, 1996 then notwithstanding the Effective Date Assignor shall be responsible for all rent due for the full month of November.

     15. Assignor agrees that in the event Assignee asserts and it is legally determined that Assignor actually did not properly vacate the Premises on the date it served the within notice to Escrow Agent, then Assignor shall indemnify Assignee for any and all reasonable legal costs and expenses incurred by Assignee to vacate Assignor from the Premises, excluding the Subleased Premises contained in Exhibit "B". In addition, Assignor shall be liable for all the rent due under the Lease until the date it is legally determined that it actually vacated the Premises not including the Premises described in Exhibit "B".

     16. Assignor agrees to give notice to Assignee 72 hours prior to the date it vacates. Failure to give the required notice herein shall not effect the rights or obligations of the parties herein.



     17. Assignee agrees to purchase from Assignor the items set forth in Exhibit "C" for the sum of Five Thousand ($5,000.00) Dollars payable on the Effective Date. In the event of a dispute between the parties as to the condition or delivery of the items set forth on Exhibit "C", then either party may cancel solely its obligation under this Article and the rest of this Agreement shall remain in full force and effect as if this Article was not a part of this Agreement.

     18. Each party executing below represents that they are empowered and authorized to bind their respective entry to the terms of this Agreement. This Agreement shall be governed by the laws of the State of New York. Each party represents that they have been represented by independent counsel and that they have been advised by counsel of the contents herein.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the 8th day of October, 1996.

                                                PRIME CONTRACTING DESIGN  CORP .

                                                By:____________________________




                                                NEW YORK HEALTH CARE INC.





                                                By:____________________________



                                     - 1l -

                     EXHIBIT "B" TO ASSIGNMENT OF LEASE FROM
                        PRIME COTRACTING DESIGN CORP . TO
                   NEW YORK HEALTH CARE INC. FOR THE PREMISES
               LOCATED AT 1850 MCDONALD AVENUE, BROOKLYN, NEW YORK




     Prime Contracting Design Corp. shall have the right to:

     (1) Use of the existing office trailer with utilities and parking in front of trailer as it exists as of the date of Assignment;

     (2) Last storage bay, and right to store a 20 foot container in a designated space mutually agreeable to both parties; and


     (3)  Use of the existing loading dock.

                     EXHIBIT "C" TO ASSIGNMENT OF LEASE FROM
                        PRIME CONTRACTING DESIGN CORP. TO
                   NEW YORK HEALTH CARE INC. FOR THE PREMISES
               LOCATED AT 1850 MCDONALD AVENUE, NEW YORK, NEW YORK






 BARB                      Nothing stays
 JOANNE                    Nothing stays
 MIKE                      All stays/except big desk
 SALES                     Nothing stays
 AIRCON                    Upper unit stays
 CONF                      Nothing stays
 KH                        Nothing stays
 REC.                      All stays
 MARK                      Nothing stays
 DH                        Upper and counter stays
 LARRY                     All stays
 JAY                       All stays
 ASST.                     All stays
 CHRIS                     All except plan table stays
 TONY                      All stays
 EST.                      Nothing stays
 KITCHEN                   All stays
 DISC.                     Nothing stays
MAIN OFF. AREA All stays
- Phone system stays
- No file cabinets stay
- Alarm system stays .
- Any remaining wall paper or tile
-

                                 RIDER TO LEASE


     The provisions of this rider are hereby incorporated into and made a part of the lease dated May___, 1995 between Prime Contracting Design Corp., a New York corporation, having an address at 1850 Mcdonald Avenue, Brooklyn, New York 11223 ("Landlord"), and Nutriplus Corp., a New York corporation, having an address at 1850 Mcdonald Avenue, Brooklyn, New York 11223 ("Tenant"), of a portion of the premises located at 1850 McDonald Avenue, Brooklyn, New York, as more particularly described on the attached floor plan, to which this rider is annexed. If there is any conflict between the provisions of this rider and the remainder of this lease, the provisions of this rider shall govern.


                                     1. Rent

     Tenant covenants to pay to Landlord the following sums as a net minimum rent (the "fixed rent") during the term of this lease:

     $33,000.00 per annum from June 1, 1995 until June 1, 1996, and

     $34,320.00 per annum from June 1, 1996 until June 1, 1997, and

     $35,688.00 per annum from June 1, 1997 until June 1, 1998, and

     $37,128.00 per annum from June 1, 1998 until June 1, 1999, and

     $38,604.00 per annum from June 1, 1999 through the remainder of the term of this lease.

     The fixed rent shall be payable in advance in equal monthly installments on the first day of each calendar month. The first installment of fixed rent shall be paid upon the assumption of occupancy by the Tenant, and shall be prorated to the end of the month.

     Tenant also covenants to pay, from time to time as provided in this lease, as additional rent, all other amounts and obligations which Tenant assumes or agrees to pay under this lease and, without prejudice to any other rights, powers or remedies of Landlord, interest at the rate of 10 percent per annum on any item of rent or additional rent not paid within five (5) days after the date when due (or, if a demand therefor is required by the provisions of this lease, within ten (10) days after the date of such demand), from said due date or date of demand, as the case may be, until payment thereof. In the event of any failure on the part of Tenant to pay any additional rent, Landlord shall have all the rights, powers and remedies provided for in this lease, at law, in equity or otherwise, in the case of nonpayment of fixed rent. Tenant's obligations to pay fixed rent and additional rent shall survive the expiration of the lease term or earlier termination of this lease.

     All fixed rent and additional rent (collectively hereinafter referred to as "rent") shall be paid in such coin or currency (or, subject to collection, by good check payable in such coin or currency) of the United States of America as at the time shall be legal tender for the payment of public and private debts, at the office of Landlord as set forth above, or at such place and to such person as Landlord from time to time may designate.

     All rent shall be paid to Landlord without notice, demand, counterclaim, setoff, deduction or defense, and nothing shall suspend, defer, diminish, abate or reduce any rent, except as otherwise specifically provided in this lease.



                         2. Real Estate Tax Escalations

     Tenant shall pay, during the term of this lease, the additional rent provided for in this Article 2. As used herein, the following terms shall have the meanings set forth below:

     "Real Estate Taxes" shall mean all real estate taxes, assessments and other taxes and charges of every nature and kind whatsoever (excluding water charges and sewer rents), whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character, which at any time may be assessed, levied, charged, confirmed or imposed on or in respect of or be a lien upon the building. "Real Estate Taxes" shall exclude income, franchise, inheritance or similar taxes; provided, however, that if the method of, taxation or assessment shall be changed so that the whole or any part of the Real Estate Taxes theretofore payable with respect to the building instead shall be levied, charged, assessed or imposed in whole or in part on the income or rents received by Landlord from the building or shall otherwise be imposed against Landlord in the form of a franchise tax or otherwise, then the same shall be deemed Real Estate Taxes for purposes of this Article 2.

     "Escalation Year" shall mean each twelve month period or portion thereof, ending on June 30, occurring within the term of this lease.

     "Base Year" shall mean the twelve month period ending on June 30, 1995.

     The "building" shall mean the land and the building of which the demised premises forms a part, known as 1850 McDonald Avenue, in The City of New York, Borough of Brooklyn.

     "Tenant's Share" shall mean 30 percent.


     Tenant shall pay to Landlord, as additional rent, an amount equal to Tenant's Share of the amount by which the Real Estate Taxes payable during any Escalation Year shall exceed the Real Estate Taxes paid during the Base Year, irrespective of whether such excess is due to higher tax rates, increases in assessed valuation or other cause. Such additional rent may be billed by Landlord at or about the dates on which installments of Real Estate Taxes are due and payable by Landlord, or at any time thereafter, and such additional rent shall be payable by Tenant to Landlord within ten days after being billed therefor.

     At Landlord's election, Tenant shall pay to Landlord in advance an amount equal to one-twelfth of the amount to be paid during the current Escalation Year pursuant to this Article 2 multiplied by the number of months of the Escalation Year then elapsed, and one-twelfth of such amount for the then current month, and thereafter one-twelfth of such amount for each succeeding month in the Escalation Year on each rent payment date. Tenant shall be credited for the amounts so paid against the additional rent to be paid pursuant to the preceding paragraph of this Article 2. When any installments of Real Estate Taxes become due and payable by Landlord during the Escalation Year, Tenant on demand shall pay any deficiency due pursuant to the preceding paragraph.

     The Real Estate Taxes actually payable by Landlord shall be used in computing the additional rent hereunder. If the amount of Real Estate Taxes for the Base Year is reduced by final determination of legal proceedings, settlements or otherwise, the additional rent theretofore paid or payable hereunder shall be recomputed on the basis of such reduced amount, and Tenant shall pay to Landlord as additional rent, within thirty days after being billed therefor, any deficiency between the additional rent theretofore paid and the amount due as the result of such recomputation. If Landlord receives a refund of any Real Estate Taxes paid during any Escalation Year on which additional rent shall have been based, as a result of a reduction of Real Estate Taxes by final determination of legal proceedings, settlement or otherwise, the additional rent shall be recomputed based on the net refund, after deducting Landlord's expenses, and Tenant shall receive, at Tenant's election, a credit for or refund of any overpayment of additional rent. Landlord shall refund such overpayment to Tenant within 30 days of its receipt of its refund and of Tenant's demand therefor.

     Landlord shall not be obligated to contest the levy or assessment of any Real Estate Taxes, and it shall be at Landlord's sole discretion whether any such contest shall be undertaken. Landlord hereby reserves the right to take and prosecute all such proceedings, including any such proceedings for the Base Year, and if so taken, Landlord may proceed without notice to Tenant and may prosecute the proceeding, including settlement and discontinuance, in such manner as Landlord may determine in its sole discretion.

     In no event shall the annual fixed rent under this lease be reduced by virtue of this Article 2.

     The additional rent provided herein shall be apportioned as of the expiration of the lease term or earlier termination of this lease. The obligations of Tenant to pay additional rent as provided for herein shall survive the expiration of the lease term or earlier termination of this lease.

     The additional rent provided for herein shall be collectible by Landlord in the same manner as the regular installments of fixed rent due under this lease. No delay or failure by Landlord in preparing or delivering any statement or demand for any additional rent shall constitute a waiver of, or impair Landlord's rights to collect, such additional rent.


                             3. Work To Be Performed

     Landlord shall perform the work and make the installations in the demised premises set forth in the exhibit entitled "Landlord's Work Letter" attached hereto and made a part hereof. In addition, Landlord shall install a central heating, ventilation and air conditioning system in the premises. Tenant shall pay Landlord the sum of $ 7,000.00 for such system. T his sum shall be paid simultaneously with the execution of this lease. Landlord shall have 90 days to complete the work provided for in this first paragraph. Tenant shall not be required to take possession of the premises until the Landlord completes the work provided for in this first paragraph. If Landlord fails to substantially complete the work provided for in this first paragraph within 90 days, Tenant shall have the option to cancel this lease, and obtain a refund of all monies paid by it pursuant to this lease. Such option shall be exercisable only in writing and only within 20 days of the end of the 90-day period.

     If Landlord hereafter agrees to perform, upon Tenant's request, and upon submission by Tenant of necessary plans and specifications, any additional or nonstandard work over and above that described in the exhibit entitled "Landlord's Work", such work shall be performed at Tenant's sole cost and expense. Prior to commencing any such work requested by Tenant, Landlord shall submit to Tenant a written estimate of the cost of such work. If Tenant shall fail to approve any such estimate within ten days after receipt of such estimate, the same shall be deemed disapproval by Tenant in all respects, and Landlord shall not be required to proceed thereon. Tenant agrees to pay to Landlord, as additional rent, promptly upon being billed therefor, an amount equal to the cost of all such work. Such bills may be rendered by Landlord as the work progresses, but shall not be rendered in intervals any shorter than monthly.

     In all instances in which Tenant is required to supply information with regard to the work to be performed by Landlord, including, where applicable, paint color, Tenant shall supply such information within three days after request therefor.

     Upon  completion  of the work  set  forth in the  exhibit  hereto  entitled
"Landlord's Work", Landlord shall have no obligation, liability or responsibility of any nature with respect to any work or installations in the demised premises, except as may be expressly set forth herein.

     Tenant has examined and inspected the demised premises. Tenant agrees to accept possession of the demised premises "AS IS" except as otherwise expressly provided herein. Landlord shall not be responsible for making any improvements, alterations or repairs therein or for spending any other money to prepare the demised premises for Tenant's occupancy, except as expressly provided herein. All other improvements and alterations to the demised premises prior to or at any time after the commencement of the term of this lease shall be made at Tenant's sole cost and expense, in accordance with the provisions of this lease.

     All work undertaken by Landlord pursuant to this Article shall be performed in accordance with all laws, rules and regulations enacted or issued by any governmental body having jurisdiction thereof. Landlord shall obtain any requisite permits, waivers, clearances or sign-offs within one year of the completion of the particular work. For purposes of the first paragraph of this Article, the lack of such permits, waivers, clearances or sign-offs, shall not render Landlord's work incomplete.


                          4. Alterations and Additions

     Tenant shall not be entitled to make any alterations of or additions to the demised premises without the prior written consent of Landlord in each instance, which consent shall not unreasonably be withheld.


                                    5. Liens

     Tenant shall indemnify and hold Landlord harmless from and against any and all bills for labor performed or equipment, fixtures and materials furnished to or for Tenant, and from and against any and all liens or claims therefor or against the demised premises or the building of which it forms a part, and from and against any and all liability, claim, loss, damage or expense, including reasonable attorneys' fees, in connection with any work performed by or for tenant. The demised premises and the building shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to or on behalf of Tenant, and no financing statements or other security instruments shall be filed against the demised premises or the building or the contents thereof.

     If, in connection with any work being performed by or for Tenant or any subtenant, or in connection with any materials being furnished to Tenant or any subtenant, any mechanic's lien or other lien or charge shall be filed or made against the demised premises or any part thereof, or if any such lien or charge shall be filed or made against Landlord as owner, then Tenant, at Tenant's expense, within ten days after such lien or charge shall have been filed or made, shall cause the same to be canceled and discharged of record by payment thereof or filing a bond or otherwise .

     Nothing in this lease shall constitute any consent or request by Landlord, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the demised premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in any fashion that would permit the filing or making of any lien or claim against Landlord, the demised premises or the building.


                        6. Signs And Exterior Appearance

     Tenant agrees that all signs, security devices and other installations visible from the exterior of the demised premises shall be subject to Landlord's approval and such reasonable rules and restrictions as Landlord from time to time may impose. Such consent shall not unreasonably be withheld. Tenant shall submit to Landlord drawings of the proposed signs and other installations, showing the size, color, illumination and general appearance thereof, together with a statement of the manner in which the same are to be affixed to the demised premises. Tenant shall not commence the installation the proposed signs and other installations unless and until Landlord shall have approved the same in writing. No changes shall be made in the signs and other installations without first obtaining Landlord's prior written consent thereto. Tenant shall maintain the signs and other installations in good working order and condition and in compliance with all applicable rules and regulations of governmental authorities.

                         7. Replacement OT Broken Glass

     If any glass of any of the windows of or within the premises breaks during the term of this lease, whether through the fault of the Tenant or otherwise, Tenant shall promptly replace same at Tenant's expense.


                               8. Utility Services

     Tenant shall pay all charges for all public or private utility services provided to the demised premises, shall comply with all contracts relating to such services, and shall do all other things required for the maintenance and continuance of all such services.

     Tenant, at its sole cost and expense, shall make all arrangements with the public utility companies serving the demised premises for obtaining and paying for electricity and for natural gas at the demised premises. Landlord shall not be liable or responsible for charges for electricity or for natural gas at the demised premises, or any loss, damage or expense which Tenant may sustain or incur if either the quantity or character of electric or gas service is changed or is no longer available or suitable for Tenant's requirements.

     Tenant covenants and agrees that its use of electric current shall never exceed the capacity of the existing conductors, feeders, risers, wiring installations or other equipment servicing the building. Tenant shall not alter or make any addition to the electrical equipment without the prior written consent of Landlord. If Landlord grants such consent, all additional risers and other equipment shall be provided by Landlord, and the reasonable costs and expenses thereof shall be paid by Tenant to Landlord on demand, as additional rent, without setoff or deduction.

     Landlord reserves the right to interrupt, suspend or cease any of the services referred to herein when necessary by reason of accident, or repairs, alteration or improvements which in Landlord's option are necessary or desirable, or difficulty or inability in securing supplies or labor, or strikes, or any other cause beyond the reasonable control of Landlord whether similar or dissimilar to those hereinabove mentioned .

     Landlord shall be entitled to install at its own cost and expense a separate meter to measure the water used by Tenant, and Tenant shall thereafter be responsible to pay, as additional rent, all water and sewer charges imposed in connection with the water used by Tenant.

                       9. Compliance With Paramount Lease

     This lease is subject and subordinate to the terms, covenants and conditions of that certain Lease dated 3/31 /95 between Bellox Realty Corp. and Prime Contracting Design Corp. (the "Paramount Lease"). Further, this lease is subject to Landlord obtaining the appropriate and necessary consent for this sub-lease from the Paramount Landlord.

     Landlord agrees that Tenant is entitled to the same rights and benefits as Landlord is entitled as Tenant under the printed portion of the Paramount Lease, provided same is not in conflict with the Rider of this Lease.

     Should there be any amendment to the paramount lease, such amendment, provided it is reasonable, shall be binding upon Tenant. Tenant agrees to modify this lease if such modification is necessary or appropriate in order to effectuate a modification of the paramount lease.

     Each party hereto, at that party's sole cost and expense, shall observe, perform and comply with all of the terms, covenants and conditions of the Paramount Lease to be observed, performed or complied with by the lessee thereunder, except that Tenant shall not be bound by the provisions for the payment of rent in the paramount lease. In the event of any default by Tenant in the observance, performance or compliance with any such term, covenant or condition of the Paramount Lease, Landlord, in addition to its other rights and remedies hereunder, shall be entitled to cure such default under the Paramount Lease, and all sums advanced or incurred by Landlord in connection therewith, including reasonable attorneys' fees, shall be paid by Tenant to Landlord on demand as additional rent hereunder. In the event of any default by Landlord in the observance, performance or compliance with any such term, covenant or condition of the Paramount Lease, Tenant, in addition to its other rights and remedies hereunder, shall be entitled to cure such default under the Paramount Lease, and all sums advanced or incurred by Tenant in connection therewith, including reasonable attorneys' fees, shall be paid by Landlord to Tenant on demand.




                          10. Indemnification By Tenant

     Tenant shall indemnify and hold Landlord (and any fee owner, mortgagee or lessor under any superior lease) harmless from and against any and all liability, claim, loss, damage or expense, including reasonable attorneys' fees, by reason of any injury to or death of any person or persons, or injury or damage to property, or otherwise, arising from or in connection with the occupancy or use of the demised premises or any work, installation or thing whatsoever done in, at or about the demised premises, or resulting from any default by Tenant in the payment or performance of Tenant's obligations under this lease or from any act, omission or negligence of Tenant or any contractors, agents, employees, customers, subtenants, licensees, guests or invitees of Tenant; except if due to Landlord's negligence.

                                  11. Insurance

     Tenant, at all times during the term of this lease and at Tenant's expense, shall provide and keep in force with insurers approved by Landlord comprehensive public liability and property damage insurance protecting Landlord against any and all liability occasioned by negligence, occurrence, accident, disaster and other risks included under "extended coverage" policies, occurring in or about the demised premises or any part thereof, in amounts approved from time to time by Landlord, which amounts at the date hereof shall be, in the case of public liability, $1,000,000.00 per person and $2,000,000.00 per accident, and $200,000.00 in the case of property damage.

     All insurance maintained by Tenant pursuant to this Article shall name Landlord as an additional insured, shall provide that any loss shall be payable to Landlord notwithstanding any act or failure to act or negligence of Landlord, Tenant or any other person, shall provide that no cancellation, reduction in amount or material change in coverage thereof will be effective until at least ten days after receipt by Landlord of written notice thereof, and shall be satisfactory to Landlord, acting reasonably, in all other respects.

     Upon the execution of this lease and thereafter not less than fifteen days prior to the expiration date of any policy delivered pursuant to this Article, Tenant shall deliver to Landlord copies of all policies or renewal policies, as the case may be, required by this lease, bearing notations evidencing the payment of the premiums therefor.

     If at any time Tenant shall neglect or fail to provide or maintain insurance or to deliver insurance policies in accordance with this Article, Landlord may effect such insurance as agent for Tenant, by taking out policies in a company satisfactory to Landlord, and the amount of the premiums paid for such insurance shall be paid by Tenant to Landlord on demand.



                            12. Licenses And Permits

     Tenant agrees to secure and maintain, at its own expense, all licenses and permits from Federal, State and local authorities as may be necessary for the conduct of Tenant's business, and shall comply with all applicable laws, rules and regulations. Landlord does not represent that any license or permit which may be required will be granted or, if granted, will continue in effect or be renewed. Tenant's obligations under this lease shall in no way be affected by Tenant's inability to secure or maintain any license or permit.


                                 13. Violations

     Tenant shall be liable for any violations issued by the New York City Environmental Control Board, the New York City Fire Department or by any other agency of the City or State of New York or the United States of America in connection with the demised premises on or after the date Tenant takes possession of the premises.


                              14. Security Deposit

     Tenant has deposited with Landlord the sum of $5,500.00 as security for the full and faithful performance and observance by Tenant of the terms, covenants and conditions of this lease. If Tenant defaults in the performance or observance of any term, covenant or condition of this lease, including without limitation the obligation of Tenant to pay any rent or other sum required hereunder, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default, including without limitation any damages or deficiency accrued before or after summary proceedings or other reentry by Landlord. If Tenant shall fully and faithfully observe and perform all of the terms, covenants and conditions of this lease, the security, without interest, shall be returned to Tenant after the end of the term of this lease and the delivery of possession of the demised premises to Landlord.


                          15. Assignment and Subletting

     Tenant expressly covenants that Tenant shall not voluntarily or involuntarily assign, encumber, mortgage or otherwise transfer this lease, or sublet the demised premises or any part thereof, or suffer or permit the demised premises or any part thereof to be used or occupied by others, by operation of law or otherwise, without the prior written consent of Landlord in each instance. Absent such consent, any act or instrument purporting to do any of the foregoing shall be null and void.

     If Tenant desires to assign this lease or sublet all or any portion of the demised premises, Tenant shall submit to Landlord in writing: the name and address of the proposed assignee or subtenant; a counterpart of the proposed agreement of assignment or sublease and all other instruments or agreements pertaining thereto; such information as to the nature and character of the business of the proposed assignee or subtenant, and the proposed use of the space, as Landlord reasonably may request; banking, financial or other credit information relating to the proposed assignee or subtenant sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; and a statement of all sums or other consideration paid or to be paid to or by Tenant by or for the account of the assignee or subtenant in connection with such assignment or sublease, including without limitation sums paid or to be paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property. Tenant shall pay all of Landlord's costs and expenses, including reasonable attorneys' fees, incurred in connection with the review, preparation and execution of any documents pertaining to any proposed assignment or sublease.

     Landlord shall not unreasonably withhold or delay Landlord's consent to Tenant's request to assign this Lease or to sublet all or part of the leased premises.

                            16. Option to Extend Term

     Provided Landlord elects to extend the term of the paramount lease, Tenant shall have the option to extend the term of this lease for an additional 5 years, subject to all of the terms, covenants and conditions of this lease. During said extended term of this lease, Tenant shall pay fixed rent at the rate of $40,140 in the first year of the extended lease term, with an annual increase of 4.0% in subsequent years of the extended lease term, in the manner provided in this lease, and Tenant shall pay all other items of rent. Landlord shall notify Tenant prior to 150 days prior to the expiration of the term of this lease whether or not it has opted to extend the paramount lease.

     To be effective, Tenant must give Landlord written notice of Tenant's election to extend the term of this lease not less than ninety (90) days prior to the expiration of the term of this lease, or within 10 days of Landlord's notice to Tenant that it has opted to extend the paramount lease, whichever is later. Tenant's right to extend the term of this lease pursuant to this Article shall be conditioned upon there being no default by Tenant in the performance or observance of any of the terms, covenants and conditions of this lease either at the time of the exercise of the option or on the expiration of the then existing term of this lease.


                                 17. Brokerage

     Each party hereto represents and warrants that it has not dealt with any broker in connection with this lease or the negotiation or execution thereof, other than Premier Properties, Inc., whose commission Landlord agrees to pay pursuant to a separate agreement. Each party agrees to indemnify and hold the other harmless from and against any claims, damage, liability or expense, including attorneys' fees, pertaining to any other broker with whom that party has dealt. Landlord shall not have any liability for any brokerage commission arising out of any subletting or assignment of this lease by Tenant, and Tenant shall indemnify and hold Landlord harmless from and against any claims, damage, liability or expense, including attorneys' fees, pertaining to brokerage commissions in connection with any such subletting or assignment.


                                   18. Notices

     All notices required or permitted to be given hereunder shall be sent by registered or certified mail, return receipt requested, addressed to Landlord or Tenant at the address hereinabove stated, and to their respective attorneys, whose names and addresses are set forth below. Each party shall be entitled to designate a different address or attorney by notice hereunder. Each attorney shall be entitled to designate a different address by notice hereunder.

         Attorney for Prime Contracting Design Corp.
                  Jeffrey M. Kramer
                  Suite 1507
                  26 Court Street
                  Brooklyn, New York 11242

         Attorney for Nutriplus Corp.
                  Bruno F. Codispoti
                  600 Third Avenue; 20th Floor
                  New York, New York 10016


                                19. Miscellaneous

     Tenant shall reimburse Landlord for all reasonable attorneys' fees incurred in connection with actions to compel compliance by Tenant with any provision of this lease or to recover damages resulting from non-compliance. Such amounts shall be deemed additional rent and shall be paid on demand.

     This lease shall be governed by the laws of the State of New York.

     This lease represents the entire agreement of the parties hereto, and that no party has made any representation, warranty, promise or undertaking not reflected herein.

     Neither this lease nor any provision thereof may be waived or modified except by an agreement in writing and executed by the party against whom such modification or waiver is sought to be enforced. The failure of any party to enforce any of its rights under this lease shall not be deemed a waiver of its right to enforce its rights thereafter.

     Neither this lease nor any memorandum thereof shall be recorded, without the prior written consent of Landlord.

     The submission of this lease to Tenant shall not be construed as an offer or option, and Tenant shall not have any rights hereunder unless and until Landlord shall execute a copy of this lease and deliver the same to Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this lease on the date first above written.


                                       PRIME CONTRACTING DESIGN CORP.


                                       By: /s/ [illegible]
                                           ---------------------------
                                                  President

ATTEST:

By: /s/ [illegible]
   ----------------------
          Secretary





                                       NUTRIPLUS CORP.


                                       By  /s/  ?????
                                           ---------------------------
                                                  President

ATTEST:

By: /s/  ?????
    ----------------------
          Secretary

                                  Work Letter

Prime Contracting Design Corp. will provide the following improvements to the space described in the attached drawing located at 1850 McDonald Ave, Brooklyn:

o Furnish and install all interior partition walls with doors as per drawing, taped and painted.

o    Furnish and install all hardware on interior doors.

o Furnish and install flooring (carpet or VCT) not to exceed 1$ per square foot in total cost.

o Furnish and install Acoustical ceiling treatment minimum of 8 feet high with 2x4 light fixtures.

o    Furnish and install one roll up gate at front entrance of building.

o    Provide electrical outlets and switches in each room as per attached plan.

o    Furnish and install one electric meter.

o Furnish and install 5 ton HVAC system, one zone with manual dampers (warrantee to be in tenants name)

o    No work to bathrooms undertaken pursuant to this letter.

*** Prime Contracting will perform work and provide tenant with certificate of insurance for said work.

                         [DRAWING OF FLOORPLAN OMITTED]

                                 RIDER TO LEASE

     The provisions of this rider are hereby incorporated into and made a part of the lease dated as of March 31, l995 between Be11ox Realty Corp., having an address at c/o Michael Stein, ("Landlord"), and Prime Contracting Design Corp. having an address at 209 88th Street, Far Rockaway, NY 11693 "Tenant") of premises known as entire building and lot at 1850 McDonald Avenue, Brooklyn, New York, to which this rider is annexed. If there is any conflict between the provisions of this rider and the remainder of this lease, the provisions of this rider shall govern.

                         1. REAL ESTATE TAX ESCALATIONS

     Tenant shall pay, during the term of this lease, the additional rent provided for in this Article 1. As used herein, the fo1lowing terms shall have the meanings set forth below:

     "Real Estate Taxes" shall mean all real estate taxes, assessments, water charges and sewer rents, and other taxes and charges of every nature and kind whatsoever, whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character, which at any time may be assessed, levied, charged, confirmed or imposed on or in respect of or be a lien upon the building. "Real Estate Taxes" shall exclude income, franchise, inheritance or similar taxes; provided, however, that if the method of taxation or assessment shall be changed so that the whole or any part of the Real Estate Taxes theretofore payable with respect to the building instead shall be levied, charged, assessed or imposed in whole or in part on the income or rents received by Landlord from the building or shall otherwise be imposed against Landlord in the form of a franchise tax or otherwise, then the same shall be deemed Real Estate Taxes for purposes of this Article l.

     "Escalation Year" shall mean each calendar year or portion thereof, occurring within the term of this lease.

     "Base Year" shall mean the twelve month period ending on June 30, 1995.

     The "building" shall mean the land and the building of which the demised premises forms a part, known as 1850 McDonald Avenue in The State of New York, City of New York, County of Kings.

     "Tenant's Share" shall mean 100 percent.

     Tenant shall pay to Landlord, as additional rent, an amount equal to Tenant's Share of the amount by which the Real Estate Taxes payable during any Escalation Year shall exceed the Real Estate Taxes paid during the Base Year, irrespective of whether such excess is due to higher tax rates, increases in assessed valuation or other cause. Such additional rent may be billed by Landlord at or about the dates on which installments of Real Estate Taxes are due and payable by Landlord, or at any time thereafter, and such additional rent shall be payable by Tenant to Landlord within ten days after being billed therefore.

     At Landlord's election, Tenant shall pay to Landlord in advance an amount equal to one-twelfth of the amount to be paid during the current Escalation Year pursuant to this Article multiplied by the number of months of the Escalation Year then elapsed, and one-twelfth of such amount for the then current month, and thereafter one-twelfth of such amount for each succeeding month in the Escalation Year on each rent payment date. Tenant shall be credited for the amounts so paid against the additional rent to be paid pursuant to the preceding paragraph of this Article. When any installments of Real Estate Taxes become due and payable by Landlord during the Escalation Year, Tenant on notice shall pay any deficiency due pursuant to the preceding paragraph.

     The Real Estate Taxes actually payable by Landlord shall be used in computing the additional rent hereunder. If the amount of Real Estate Taxes for the Base Year is reduced by final determination of legal proceedings, settlement or otherwise, the additional rent theretofore paid or payable hereunder shall be recomputed on the basis of such reduced amount, and Tenant shall pay to Landlord as additional rent, within thirty days after being billed therefor, any deficiency between the additional rent theretofore paid and the amount due as the result of such recomputation. If Landlord receives a refund of any Real Estate Taxes paid during any Escalation Year on which additional rent shall have been based, as a result of a reduction of Real Estate Taxes by final determination of legal proceedings, settlement or otherwise, the additional rent shall be recomputed based on the net refund, after deducting Landlord's expenses, and Tenant shall receive a credit for or refund of any overpayment of additional rent.

     Landlord shall not be obligated to contest the levy or assessment of any Real Estate Taxes, and it shall be at Landlord's sole discretion whether any such contest shall be undertaken. Landlord hereby reserves the exclusive right to take and prosecute all such proceedings, including any such proceedings for the Base Year, and if so taken, Landlord may proceed without notice to Tenant and may prosecute the proceeding, including settlement and discontinuance, in such manner as Landlord may determine in its sole discretion, however, tenant has the right to prosecute.

     In no event shall the annual fixed rent under this lease be reduced by virtue of this Article l.

     The additional rent provided herein shall be apportioned as of the expiration of the lease term or earlier termination of this lease. The obligations of Tenant to pay additional rent as provided for herein shall survive the expiration of the lease term or earlier termination of lease, as does any credit due tenant.

     The additional rent provided for herein shall be collectible by Landlord in the same manner as the regular installments of fixed rent due under this lease. No delay or failure by Landlord in preparing or delivering any statement or demand for any additional rent shall constitute a waiver of, or impair Landlord's rights to collect, such additional rent.

                          2. ALTERATIONS AND ADDITIONS

     Tenant shall not be entitled to make any alterations of or additions to the demised premises without the prior written consent of Landlord in each instance. Landlord shall not unreasonably withhold or delay such consent. Notwithstanding the foregoing, Tenant may make reasonable alterations of and additions to the demised premises, provided that Tenant is not in default under this lease and the alterations and additions do not change the general character, reduce the value or impair the usefulness of the demised premises; are effected with due diligence, in a good and workmanlike manner and in compliance with all applicable laws, rules and regulations of governmental authorities and requirements of insurance companies; are promptly and fully paid for by Tenant; and, if the estimated cost thereof exceeds $10,000.00, are made only after Tenant shall obtain Landlord's prior written consent thereto, and are made under the supervision of an architect or engineer satisfactory to Landlord in accordance with plans and specifications approved by Landlord.

                                    3. LIENS

     Tenant shall indemnify and hold Landlord harmless from and against any and all bills for labor performed or equipment, fixtures and materials furnished to or for Tenant, and from and against any-and all liens or claims therefor or against the demised premises or the building of which it forms a part, and from and against any and all liability, claim, loss, damage or expense, including reasonable attorneys' fees, in connection with any work performed by or for Tenant. The demised premises and the building shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to or on behalf of Tenant, and no financing statements or other security instruments shall be filed against the demised premises or the building or the contents thereof.

     Nothing in this lease shall constitute any consent or request by Landlord, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the demised premises or any part thereto, nor as giving Tenant any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in any fashion that would permit the filing or making of any lien or claim against Landlord, the demised premises or the building, except as specifically set forth in this lease.

                           4. USE OF DEMISED PREMISES

     Tenant covenants that Tenant shall use and occupy the demised premises solely as an office and warehouse, and for no other purpose unless approved in writing by Landlord.

     Tenant agrees to moderate the use of any radio, loudspeaker, phonograph or other instrument in the demised premises, and Tenant shall not permit any noise, fumes or odors to be emitted from the demised premises.

     No auction, fire or bankruptcy sale may be conducted in the demised premises without the prior written consent of Landlord.

     Tenant shall not use or occupy or permit the demised premises to be used or occupied, nor do or permit anything to be done in or on the demised premises, in any manner which in any way will violate any rules and regulations of governmental authorities, any certificate of occupancy affecting the demised premises, or make void or voidable any insurance then in force with respect to the demised premises. In the event that Tenant's use of the demised premises at any time shall cause fire or other insurance on the building to increase, Tenant on demand shall pay the amount of such increase to Landlord as additional rent. In the event that any governmental authority shall contend or declare by notice of violation or order, or otherwise, that the demised premises are being used in a manner in violation of any law, rule or regulation or in violation of any certificate of occupancy, Tenant, within ten days after notice shall discontinue such use of the demised premises, and failure to discontinue such use shall constitute a material default by Tenant hereunder. The statement in this lease of the nature of Tenant's business shall not be deemed or construed to constitute a representation or warranty by Landlord that such business may be conducted in the demised premises or is lawful or permissible under any certificate of occupancy issued for the building.

                            5. CONDITION OF PREMISES

     Tenant has examined and inspected the demised premises . Tenant agrees to accept possession of the demised premises "AS IS", except as expressly provided herein. Landlord shall not be responsible for making any improvements, alterations or repairs therein or for spending any other money to prepare the demised premises for Tenant's occupancy, except as expressly provided herein.

                         6. REPLACEMENT OF BROKEN GLASS

     If any glass of any of the windows of or within the demised premises shall be broken during the term of this lease, whether through the fault of Tenant or otherwise, Tenant promptly shal1 replace the same at Tenant' s expense.

                                7. WASTE REMOVAL

     If the demised premises at any time is infested with vermin, Tenant, at Tenant's expense, shall cause the demised premises to be exterminated from time to time to the satisfaction of Landlord, and shall employ exterminating companies approved by Landlord.

     Tenant, at Tenant's expense, shall contract for the removal, on a daily basis, of all Tenant's garbage waste. Tenant, at Tenant's expense, shall cause the demised premises to be exterminated from time to time to the satisfaction of Landlord.

                            8. LICENSES AND PERMITS

     Tenant agrees to secure and maintain, at its own expense, all licenses and permits from Federal, State and Local authorities as may be necessary for the conduct of Tenant's business, and shall comply with all applicable laws, rules and regulations. Landlord does not represent that any license or permit which may be required will be granted or, if granted, will continue in effect or be renewed. Tenant's obligations under this lease shall in no way be affected by Tenant's inability to secure or maintain any license or permit.

                               9. UTILITY SERVICES

     Tenant shall pay all charges for all public or private utility, services (other than charges for electric current, as heretofore provided) provided to the demised premises, shall comply with all contracts relating to such services, and shall do all other things required for the maintenance and continuance of all such services .

     Tenant shall pay to Landlord, as additional rent, all charges assessed or imposed for water used or consumed in or on the demised premises, as determined by the water meter for the demised premises, which shall be installed at Tenant's expense. Notwithstanding the above, the Landlord shall pay the first $125.00 of the annual water bill.

     Tenant,  at Tenant's expense,  may install air conditioning,  provided that
such   installation   is  in  compliance  with  all  rules  and  regulations  of governmental authorities.

     Landlord reserves the right to interrupt, suspend or cease any of the services referred to herein when necessary by reason of accident, or repairs, alteration or improvements which in Landlord's option are necessary or desirable, or difficulty or inability in securing supplies or labor, or strikes, or any other cause beyond the reasonable control of Landlord whether similar or dissimilar to those hereinabove mentioned. Tenant shall not be entitled to any diminution or abatement of rent or other compensation, and Tenant's obligations under this lease shall not be affected or reduced, by reason of any interruption, suspension or cessation of services, unless it lasts longer than thirty (30) days.

                              10. LIMITED LIABILITY

     Tenant agrees that, notwithstanding any other provision of this lease, Landlord shall not be under any personal liability under this lease and, if Landlord defaults hereunder, Tenant shall look solely to the interest of Landlord or its successor in the demised premises for the satisfaction of any judgment or other judicial process requiring the payment of money by Landlord based upon any default hereunder, and no other assets of Landlord or any such successor shall be subject to levy, execution or other enforcement procedure for the satisfaction of any such judgment or process.

                         11. INDEMNIFICATION BY TENANT

     Tenant shall indemnify and hold Landlord harmless from and against any and all liability, claim, loss, damage or expense, including reasonable attorneys' fees, by reason of any injury to or death of any person or persons, or injury or damage to property, or otherwise, arising from or in connection with the occupancy or use of the demised premises (or basement space) or any work, installation or thing whatsoever done in, at or about the demised premises (or basement space), or resulting from any default by Tenant in the payment or performance of Tenant's obligations under this lease or from any act, omission or negligence of Tenant or any contractors, agents, employees'), customers, subtenants, licensees, guests or invitees of Tenant, except if due to Landlord's negligence.

                                  12. INSURANCE

     Tenant, at all times during the term of this lease and at Tenant's expense, shall provide and keep in force with insurers approved by Landlord comprehensive public liability and property occasioned by negligence, occurrence, accident, disaster and other risks included under "extended coverage" policies, occurring in or about the demised premises or any part thereof, in amounts approved from time to time by Landlord, which amounts at the date hereof shall be, in the case of public liability, $1,000,000.00 per person and $ 2,000,000.00 per accident, and $ 200,000.00 in the case of property damage, and insurance against such other hazards and in such amounts as is customarily carried by tenants in similar stores, as Landlord reasonably may request

     All insurance maintained by Tenant pursuant to this Article 15 shall name Landlord and Tenant as insurers, shall provide that any loss shall be payable to Landlord notwithstanding any act or failure to act or negligence of Landlord, Tenant or any other person, shall provide that no cancellation, reduction in amount or material change in coverage thereof will be effective until at least ten days after receipt by Landlord of written notice thereof, and shall be satisfactory to Landlord, acting reasonably, in all other respects.

     Upon the execution of this lease and thereafter not less than fifteen days prior to the expiration date of any policy delivered pursuant to this Article 15, Tenant shall deliver to Landlord the originals of all policies or renewal policies, as the case may be, required by this lease, bearing notations evidencing the payment of the premiums therefor.

     If at any time Tenant shall neglect or fail to provide or maintain insurance or to deliver insurance policies in accordance with this Article 15, Landlord may effect such insurance as agent for Tenant, by taking out policies in a company satisfactory to Landlord, and the amount of the premiums paid for such insurance shall be paid by Tenant to Landlord on demand.

                            13. ESTOPPEL CERTIFICATES

     Tenant shall execute, acknowledge and deliver to Landlord, promptly upon request, a certificate stating: (a) that this lease is unmodified and in full force and effect (or, if there have been modifications, that this lease is in full force and effect, as modified, and identifying the modifications); (b) the commencement and expiration dates of the term of this lease (c) the dates through which fixed rent and additional rent have been paid; (d) whether or not there is any existing default by Landlord or Tenant with respect to which a notice of default has been delivered, and if there is any such default, specifying the nature and extent thereof; and (e) whether or not there are any setoffs, defenses or counterclaims against the enforcement of any of the agreements, terms, covenants or conditions of this lease to be paid, complied with or performed by Tenant.

     Landlord shall execute, acknowledge and deliver to Tenant, promptly upon request, a certificate stating: (a) that this lease is unmodified and in full force and effect, as modified, and identifying the modifications); (b) the dates through which rent has been paid; and ( c ) whether or not, to the knowledge of Landlord, there are any existing defaults under this lease (and if so, specifying the same).

                              14. SECURITY DEPOSIT

     Tenant has deposited with Landlord the sum of $10,000.00 as security for the full and faithful performance and observance by Tenant of the terms, covenants and conditions of this lease. If Tenant defaults in the performance or observance of any term, covenant or condition of this lease including without limitation the obligation of Tenant to pay any rent or other sum required hereunder, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default, including without limitation any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. If Tenant shall fully and faithfully observe and perform all of the terms, covenants and conditions of this lease, the security, without interest, shall be returned to Tenant after the end of the term of this lease and the delivery of possession of the demised premises to Landlord. Notwithstanding anything contained herein, at all times the Tenant shall deposit with the Landlord a sum equal to two months of fixed rent.

                         15. ASSIGNMENT AND SUBLETTING

     Tenant expressly covenants that Tenant shall not voluntarily or involuntarily assign, encumber, mortgage or otherwise transfer this lease, or sublet the demised premises or any part thereof, or suffer or permit the demised premises or any part thereof to be used or occupied by others, by operation of law or otherwise, without the prior written consent of Landlord in each instance. Absent such consent, any act or instrument purporting to do any of the foregoing shall be null and void.

     The transfer of a majority of the capital stock of any corporate tenant, or of a majority of the total interest in any partnership tenant, however accomplished and whether in a single transaction or a series of transactions, shall be deemed an assignment of this lease, except that a transfer of stock for purposes hereof shall not include sales of stock by persons through the "over-the-counter market" or a recognized stock exchange other than sales by "insiders" within the meaning of the Securities Exchange Act of 1934 as amended.

     Landlord shall not unreasonably withhold or delay Landlord's consent to Tenant's request to assign this lease or to sublet all or part of the demised premises.

     If Tenant desires to assign this lease or sublet all or any portion of the demised premises, Tenant shall submit to Landlord in writing: the name and address of the proposed assignee or subtenant; a counterpart of the proposed agreement of assignment or sublease and all other instruments or agreements pertaining thereto; such information as to the nature and character of the business of the proposed assignee or subtenant, and the proposed use of the space, as Landlord reasonably may request; banking, financial or other credit information relating to the proposed assignee or subtenant sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; and a statement of all sums or other consideration paid or to be paid to or by Tenant by or for the account of the assignee or subtenant in connection with such assignment or sublease, including without limitation sums paid or to be paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property. Tenant shall pay all of Landlord's costs and expenses, including reasonable attorneys' fees, incurred in connection with the review, preparation and execution of any documents pertaining to any proposed assignment or sublease. All costs incurred with respect to providing appropriate ingress to and egress from sublet space shall be borne by Tenant and shall be subject to the provisions of this lease regarding alterations.

     No such assignment or transfer, irrespective of any consent by Landlord, shall be effective unless the assignee shall execute, acknowledge and deliver to Landlord a recordable agreement, in form and substance satisfactory to Landlord, whereby the assignee shall assume the obligations and performance of this lease and shall agree to be personally bound by all of the terms, covenants and conditions of this lease, including restrictions on use, to be observed, performed or complied with by Tenant, and whereby the assignee shall agree that the provisions of this Article 18 shall continue to be binding upon it in the future notwithstanding such assignment or transfer. No sublease shall be effective, irrespective of any consent of Landlord, unless the subtenant shall execute and deliver to Landlord a recordable agreement, in form and substance satisfactory to Landlord, whereby the subtenant agrees to comply with all applicable terms, covenants and conditions of this lease, including restrictions on use, to be complied with by Tenant hereunder.

     In no event shall Tenant be entitled to assign this lease or to sublet all or any portion of the demised premises to: any tenant or occupant of any other space in the building, or to any affiliate (within the meaning of Rule 144 adopted pursuant to the Securities Act of 1933) of any tenant or occupant of other space in the building; any person or entity who has dealt with Landlord or Landlord's agents, directly or through a broker, with respect to space in the building during the twelve months preceding the assignment or subletting; or any person or entity whose business or activities or intended use of the demised premises is not in keeping with the standards of the building. In no event shall Tenant be entitled to assign this lease or sublet the demised premise or any part thereof if there shall be any default by Tenant, beyond any applicable grace period, under any terms, covenant or condition of this lease.

     The  Landlord's  consent  to  an  assignment,   encumbering,   transfer  or
subletting shall not be deemed or construed as a consent to any further assignment, encumbering, transfer or subletting, or a waiver of this provision of this Article 18. A modification, amendment or extension or a sublease shall be deemed a new subletting for purposes of the prohibitions contained in this
Article 18. Any person or representative of Tenant to whom Tenant's interest under this lease passes by operation of law, or otherwise, shall be bound by the provisions of this Article 18.

     No assignment of this lease or acceptance of rent by Landlord from any assignee or other party shall discharge or release Tenant or any person, firm or corporation which previously assumed Tenant's obligations hereunder, and Tenant and such persons, firms and corporations shall remain liable for the payment of rent due and to become due under this lease and for the performance and observance of all of the terms, covenants and conditions of this lease on the part of Tenant to be observed or performed for the balance of the term of this lease as if no assignment has been effected.

                            16. OPTION TO EXTEND TERM

     Tenant shall have the option to extend the term of this lease for an additional five (5) years, subject to all of the terms, covenants and conditions of this lease. During said extended term of this lease, Tenant shall pay fixed rent at the rate of in the manner provided in this lease and shall pay all other items of rent.

     To be effective, Tenant must give Landlord written notice of Tenant's election to extend the term of this lease not less than six months prior to the expiration of the then existing term of this lease. Tenant's right to extend the term of this lease pursuant to this Article 19 shall be conditioned upon there being no default by Tenant in the performance or observance of any of the terms, covenants and conditions of this lease either at the time of the exercise of the option or on the expiration of the then existing term of this lease.

                                  17. BROKERAGE

     Landlord and Tenant represent and warrant that they have dealt with Premiere Properties in connection with this lease or the negotiation or execution thereof. Each party agrees to indemnify and hold the other harmless from and against any claims, damage, liability or expense, including attorneys' fees, pertaining to any other broker with whom either party has dealt.

                                   18. NOTICES

     All notices required or permitted to be given hereunder shall be sent by registered or certified mail, return receipt requested, addressed to Landlord or Tenant at the address hereinabove stated, or to Tenant at the demised premises, or to such other address as either party hereafter may designate by notice hereunder.

                                19. MISCELLANEOUS

     Notwithstanding anything to the contrary contained in this lease, any monies due Landlord under this lease in addition to the fixed rent shall be deemed to be additional rent. Any default in the payment of such additional rent shall give Landlord the same rights and remedies as are provided herein with respect to a default in the payment of fixed rent. Tenant's obligations to pay fixed rent and additional rent shall survive the expiration of the lease term or earlier termination of this lease.

     Tenant shall reimburse Landlord for all reasonable attorneys' fees incurred in connection with actions to compel compliance by Tenant with any provision of this lease or to recover damages resulting from non-compliance. Such amounts shalt be deemed additional rent and shall be paid on demand.

     Neither this lease nor any memorandum thereof shall be recorded, without the prior written consent of Landlord.

     The submission of this lease to Tenant shall not be construed as an offer or option, and Tenant shall not have any rights hereunder unless and until Landlord shall execute a copy of this lease and deliver the same to Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this lease as of the date first above written.
In the presence of:
                                            BELLOX REALTY CORP

                                            By: /s/ Michael Stein
                                                ---------------------
                                                MICHAEL STEIN, PRESIDENT


------------------------                    PRIME CONTRACTING DESIGN CORP.

------------------------                    By: /s/ Ken Hart
                                                ---------------------
                                                KEN HART, Sec'y

 In the presence of:

[illegible]
------------------------

------------------------

                    AGREEMENT TO EXTEND TENANT'S TIME TO CURE

     IT IS AGREED by and between the undersigned that Tenant's time to cure the defaults set forth in the Fifteen (15) Days Notice to Cure Non-Rent Related defaults (the "Notice") extended to September 30, 1995 (or to such later date as hereinafter provided) on the following terms and conditions:

     1. Landlord shall be permitted to conduct an inspection of the Premises and all alterations, repairs, and/or improvements therein made by Tenant. Landlord shall be entitled to use the services of a duly licensed engineer and/or architect and/or other contractor in conducting the inspection.

     2. Tenant shall provide Landlord with a certificate of insurance evidencing Tenant's currently having in force the insurance required under the Lease and, prior to the inspection, Tenant shall also provide Landlord with copies of all plans, paid bills, architectural renderings, applications for permits, and permits which Tenant now has in its or its agents' or contractors' possession, custody or control for any and all alterations, repairs, and improvements made by or on behalf of Tenant in and/or to the Premises.

     3. On or before September 30, 1995, to the extent that Tenant's alterations, repairs, and improvements in and/or to the Premises require permits or other approval from the New York City Department of Buildings or any other governmental agency which regulates, and/or inspects and/or oversees building construction and/or safety, including but not limited to the New York City Fire Department and the New York City Environmental Control Board, Tenant shall file all applications and plans with the appropriate agency needed to obtain permits for, and (if necessary) inspections on and approvals of the alterations, repairs and/or improvements in and/or to the Premises, and thereafter shall diligently pursue obtaining the issuance of the necessary permits and/or approvals and/or the conducting of the necessary inspections in connection with the issuance of the necessary permit and/or approvals.

     4.  Landlord  shall  provide  Tenant with a copy of any  inspection  report prepared by Landlord's engineer or other consultant with respect to the inspection of Tenant's alterations, repairs and/or improvements in and to the Premises. In this report, Landlord shall identify which alterations, repairs and/or improvements of a structural nature in and/or to the Premises are accepted and approved by Landlord and which are not and the reasons for nonacceptance and nonapproval. The sole grounds for objections to the alterations, repairs, and/or improvements to the Premises of a structural nature shall be limited to the following:

          a. the work in question damaged or weakened the structure of the Premises or any portion thereof;

          b. the work in question created, or caused, or will cause, a hazardous, or dangerous, or potentially lifethreatening condition if not corrected;

          c. the work in question does not conform to the specifications or requirements of the New York City Department of Buildings Building Code, to the applicable provisions of the New York City Administrative Code or to any other applicable governmental regulations governing alterations, repairs and/or improvements in buildings like the Premises.

          d. the work in question requires a permit from a governmental agency or requires the approval of a governmental agency after inspection of the completed work and no permit has been issued or no inspection has been made and no approvals given or, if issued, made or given, no proof thereof has been provided to Landlord; or

          e. the work in question has altered the use permitted under the certificate of occupancy or under the use clause of the Lease.

     5. Within fifteen (15) days of the receipt of a copy of the inspection report (for non-hazardous conditions), or within five (5) days of the receipt of a copy of the inspection report (for hazardous or life threatening conditions) Tenant shall begin correcting or repairing any alterations, repairs and/or improvements in and to the Premises identified or specified in the inspection report to be provided to Tenant; Tenant shall be provided with a copy of the Landlord's inspection report. Tenant shall thereafter timely and diligently complete such corrections and repairs and shall comply with the applicable provisions of the Lease with respect thereto.

     6. Any alterations, repairs and/or improvements which are found by Landlord's engineer or other consultant to have been properly and safely performed and which do not require a permit or other governmental approval and/or inspection with respect thereto shall be deemed to be consented to and approved by Landlord.

     7. All other alterations, repairs and/or improvements in and/or to the Premises, not included in paragraph 6 of this Agreement (dealing with nonstructural repairs not requiring permits or governmental approvals and/or inspections), shall be deemed to have been consented to and approved by Landlord (if Landlord or Landlord's consultant has not objected thereto in the inspection report) upon issuance of the necessary permit or approvals, or upon the inspection and approval thereof, by the appropriate governmental agencies.

     8. On or before September 5, 1995, Tenant shall pay to Landlord the sum of $10,800.00 for base rent for the period of June 1995 through September 1995, calculated as follows:

                      (a) 4 months at $5,000.00 per
                          month (June 1955-September
                          1955)                         =  $20,000.00

                 less (b) Roof replacement/repair cost  =    9,200.00

               equals (c) Net amount due                =  $10,800.00

     9. The inspection report shall not be admissible in Court as evidence in chief of Tenant's having failed to correct or to cure the defaults set forth in the Notice as of the date of the inspection, but may be used for any other lawful purpose.

     10. Tenant shall have the right to review the inspection report with a professional engineer or a licensed architect. Any objection to the inspection report which Tenant's consult may have must be delivered in writing to Landlord's consultant within five (5) days of receipt of the inspection report by Tenant; otherwise the inspection report shall be deemed to be binding on Tenant. To the extent that dangerous, hazardous or potentially life threatening conditions are set forth in the inspection report, the inspection report shall be deemed to be final and